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                                       34



                                                                   Exhibit 10.73

        FIRST AMENDMENT TO INTERCOMPANY CASH CONCENTRATION FUND AGREEMENT

THIS FIRST AMENDMENT dated as of October 1, 1998 ("Amendment") is entered into by and among AID Finance Services, Inc. ("AID"), Nationwide Mutual Insurance Company ("Nationwide"), as successor in interest to ALLIED Mutual Insurance Company, ALLIED Group, Inc. ("AGI"), AMCO Insurance Company ("AMCO"), ALLIED Property and Casualty Insurance Company ("APC"), Depositors Insurance Company ("Depositors"), Western Heritage Insurance company ("WHIC"), ALLIED Group Information Systems, Inc. ("AGIS"), Midwest Printing Services, Ltd. ("MWP"), The Freedom Group, Inc. ("TFG"), ALLIED General Agency Company ("AGA"), ALLIED Life Financial Corporation ("ALFC"), ALLIED Life Insurance Company ("Life"), ALLIED Group Insurance Marketing Company ("AGIMC"), ALLIED Group Merchant Banking Corporation ("AGMBC"), and ALLIED Life Brokerage Agency, Inc. ("ALBA") to amend the Intercompany Cash Concentration Fund Agreement effective the 24th day of April, 1995 ("Agreement"). AID, NATIONWIDE, AGI, AMCO, APC, Depositors, WHIC, AGLC, AGIS, MWP, TFG, AGA, ALFC, Life, AGMBC, ALBA, and AGIMC shall be referred to collectively as the "Companies." AMCO, APC, Depositors, WHIC, AGLC, AGIS, MWP, TFG, and AGA are referred to collectively as the "AGI Subsidiaries." Life, AGMBC and ALBA are referred to collectively as the "ALFC Subsidiaries." AID and AGIMC are referred to collectively as the "Mutual Subsidiaries."

      1.  This Amendment shall be effective as of October 1, 1998.

      2. Section 6.2 of the Agreement is hereby amended, by deleting all of the words in Section 6.2 except for the heading and replacing them with the following words:

                "(a) Nationwide acquisition. A change of control in any of the Companies, AGI Subsidiaries, ALFC Subsidiaries or Mutual Subsidiaries which results in a majority interest being held by NATIONWIDE or an affiliate of NATIONWIDE, shall not be considered a change of control for the purposes of Section 6.2 of the Agreement.

                (b) Control Change. A change of control in any of the Companies, AGI Subsidiaries, ALFC Subsidiaries, or Mutual Subsidiaries which results in a majority interest being held by a person or entity other than one of the Companies, AGI Subsidiaries, ALFC Subsidiaries, or Mutual Subsidiaries, shall automatically terminate that company's participation in this Agreement and all funds invested in the Cash Concentration Fund ("CCF") by that company will be immediately returned to any company terminated by this paragraph.

                (c ) Waiver. Any exercise of the options that were granted to the Companies by Section 6.2 of the Agreement, as it was written prior to this Amendment are hereby waived by the Companies and shall be deemed null and void as if never made."
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                                       35


                (d) Termination at will. Nationwide may terminate this Agreement or the participation of any one or more of the parties to this Agreement at any time.

      3. Section 9.3 of the Agreement shall be hereby amended to delete the first sentence of the section and to replace that sentence with the following sentence:

                "All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by certified or registered mail (return receipt requested) to the party at the address of the party's Vice President - Finance, an Executive Vice President, President or Chief Executive Officer at its address as set forth on Exhibit I of this Amendment."

      4. Section 5.1 of the Agreement shall be hereby amended by deleting all of the words and headings written therein and replacing the deleted words with the following:

                "5.1. Loan from the CCF Fund. From and after October 1, 1998, there shall be no borrowing from the CCF Fund by the Companies (as defined in the Agreement). Any of the Companies that has borrowed money from the CCF Fund but, has not as of October 1, 1998, fully repaid all principal balances, accrued interest and other charges or penalties as required by the loan document shall be required to repay the debt in full according to the terms of the loan document."

      5. Section 5.2 of the Agreement shall be hereby amended by deleting all of the words and headings written therein and replacing the deleted words with the following:

                "5.2. CCF Funds may be Invested. The CCF Fund may be invested in those classes or types of investments listed on Schedule 1 attached hereto and made a part hereof as if fully reprinted herein."

      6. Section 2.1 of the Agreement shall be amended by deleting the words, "(T)ermination of any parties Participation in this Agreement prior to December 31, 2004 shall require Coordinating Committee approval, provided, however, that..." and by capitalizing the letter "t" in the next word.

      7.  This  Amendment  may  be  executed  simultaneously   in  one  or  more
          counterparts, each of which shall constitute one and the same instrument.
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                                       36


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

         AID Finance Services. Inc.
         By:  _________________________________
         Print name:  __________________________
         Title:_________________________________

         ALLIED Group, Inc.
         By:  _________________________________
         Print name:  __________________________
         Title:  _______________________________

         ALLIED Property and Casualty Insurance Company
         By:  _________________________________
         Print name:  __________________________
         Title:  _______________________________

         Nationwide Mutual Insurance Company
         By:  __________________________________
         Print name:  __________________________
         Title:_________________________________

         Western Heritage Insurance Company
         By:  __________________________________
         Print name:  ___________________________
         Title:  ________________________________

         ALLIED Group Information Systems, Inc.
         By:  __________________________________
         Print name:  __________________________
         Title:  ________________________________

         The Freedom Group, Inc.
         By:  __________________________________
         Print name:  ___________________________
         Title:  ________________________________

         AMCO Insurance Company
         By:__________________________________
         Print name:  __________________________
         Title:  _______________________________



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                                       37


         Depositors Insurance Company
         By:  _________________________________
         Print name:  __________________________
         Title:  _______________________________

         Midwest Printing Services, Ltd.
         By:  ________________________________
         Print name:  _________________________
         Title:  ______________________________

         ALLIED General Agency Company
         By:  ________________________________
         Print name:  _________________________
         Title:  ______________________________

         ALLIED Life Financial Corporation
         By:  ________________________________
         Print name:  _________________________
         Title:  ______________________________

         ALLIED Group Merchant Banking Corporation
         By:  _________________________________
         Print name:  __________________________
         Title:  _______________________________

         ALLIED Group Insurance Marketing Company
         By:  _________________________________
         Print name:  __________________________
         Title:  _______________________________

         ALLIED Life Insurance Company
         By:  _________________________________
         Print name:  __________________________
         Title:  _______________________________

         ALLIED Life Brokerage Agency, Inc.
         By:  ___________________________________
         Print name:  ____________________________
         Title:  _________________________________


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                                       38



         SCHEDULE 1

                        SCHEDULE OF PERMITTED INVESTMENTS




         SEI DAILY INCOME TRUST - PRIME OBLIGATION FUND

         TEMPORARY INVESTMENT FUND




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                                       39


                                    EXHIBIT I

               NOTICES SHALL BE SENT TO THE ADDRESSES LISTED BELOW



         AID Finance Services, Inc.
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         ALLIED Group, Inc.
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         ALLIED Property and Casualty Insurance Company
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         Nationwide Mutual Insurance Company
         One Nationwide Plaza
         Columbus, Ohio 43215
         Attn:  Executive Vice President - Chief Financial Officer

         Western Heritage Insurance Company
         6263 North Scottsdale Road, Suite 240
         Scottsdale, Arizona 85261
         Attn:  Vice President - Finance

         ALLIED Group Information Systems, Inc.
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         The Freedom Group, Inc.
         1425 60th Street NE
         Cedar Rapids, Iowa 52410
         Attn:  Vice President - Finance

         AMCO Insurance Company
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

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                                       40


         Depositors Insurance Company
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         Midwest Printing Services, Ltd.
         3101 104th Street, Suite 7
         Urbandale, Iowa 5091
         Attn:  Vice President - Finance

         ALLIED General Agency Company
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         ALLIED Life Financial Corporation
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         ALLIED Group Merchant Banking Corporation
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         ALLIED Group Insurance Marketing Company
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         ALLIED Life Insurance Company
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance

         ALLIED Life Brokerage Agency, Inc.
         701 Fifth Avenue
         Des Moines, Iowa 50391
         Attn:  Vice President - Finance